Supplement to the
Fidelity® SAI Real Estate Fund
September 29, 2026
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Securities Lending" section.
Security Lending Activities	Fund(s)
Fidelity® SAI Real Estate Fund
Gross income from securities lending activities	$130,191
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$103,481
Other fees not included in the revenue split (lending agent fees to NFS)	$2,564
Aggregate fees/compensation for securities lending activities	$106,045
Net income from securities lending activities	$24,146

REF-SSTK-1026-100-1.9923856.100	October 23, 2026